Exhibit 99.2

TECHNOLOGY AND PATENT PENDING PURCHASE & SALE AGREEMENT
(OXYVIEW(TM); MCDERMOTT)

A. PARTIES

This agreement is entered into this 7th day of November, 2006 by and between Ingen Technologies, Inc., a Georgia corporation doing business in California ("Ingen") and Francis McDermott, a resident of California ("grantor").

B. RECITALS AND SUMMARY

Ingen is in the business of providing oxygen sensing and warning technology to medical, private and governmental markets. Grantor is the co-inventor of certain technology utilized by Ingen in the design and manufacture of its OxyView(TM) product ("OxyView(TM) technology"). Patents in the United States, Japan, People's Republic of China and the European Communities are pending for OxyView(TM) ("patents"). The patent applications are in the names of the co-inventors. All costs of filing the patent applications have been paid by Ingen.

Documents regarding the OxyView(TM) technology and copies of pending patents are attached hereto as exhibits and incorporated herein by this reference. Grantor is selling all of his right, title and interest in the OxyView(TM) technology to Ingen as provided in this Agreement.

The patents will be immediately assigned to Ingen upon issuance.

C. PURCHASE & SALE; PRICE AND TERMS

Grantor hereby sells and Ingen hereby purchases all right and title of grantor to the OxyView(TM) technology, including, but not limited to, the right to apply for and own the patents themselves (by immediate assignment upon issuance) and foreign rights of priority for the patents (pending or others in the future, if any). Grantor represents and warrants that there are no encumbrances of any nature or kind on the OxyView(TM) technology, the pending patents and all rights of any nature thereto, and further, that grantor is conveying full right and title to the OxyView(TM) technology, pending patents, assignment of patents upon issuance and all rights of any nature thereto to Ingen (devoid of any infringement problems and all claims by other parties, private and governmental).

Ingen, in acquiring full right and title to the OxyView(TM) technology, pending patents, the patents when issued (and assigned to Ingen) and all rights of any nature thereto, is free to utilize all such rights and title to the fullest extent permitted by law. However, any use of the technology as embodied in the patents (and other patents to follow, if any) is subject to this Agreement, including, but not limited to (as required) the payment of the royalty in C. 2. below.

There are 2 components to the purchase price for the patents and all rights as aforesaid:

1. The issuance of an option for two million (2,000,000) shares of restricted common stock of Ingen; at an exercise price of $0.06 per share. The options may be exercised at any time within 5 years after Ingen sells its first 1 million OxyView(TM) units.

2. Payment of four percent (4%) of the gross revenues of all products of Ingen utilizing the technology embodied within the OxyView(TM) technology and pending patents (if and when any such royalties become due). Payment shall be within thirty (30) days of the close of each calendar quarter for the life of the patents. Grantor, with 10 business days advance written notice, may, with a qualified representative, inspect the relevant books of Ingen to audit compliance with this subsection. Any such inspections shall be at grantor's expense and are limited to one inspection per calendar year (and must be at least 90 days apart).

D. COMPLIANCE WITH SECURITIES LAWS

The parties understand that this Agreement is in the nature of a "security" as defined under applicable state and federal law. This is because a portion of the purchase price for the OxyView(TM) technology and rights to the pending (and later issued) patents is payable in restricted securities of Ingen.

It is understood that this Agreement will not be registered with any state or federal securities regulatory authority and that the parties are relying upon exemptions from registration under state and federal law, or, the parties are relying on a federal law "private placement" exemption that pre-empts state law. No state or federal securities regulator has read or passed upon the merits or adequacy of this Agreement. The certificate evidencing ownership of common stock in Ingen will contain a restrictive endorsement prohibiting transfer (without permission obtainable under very limited circumstances).

E. REPRESENTATIONS AND WARRANTIES OF INGEN

Ingen represents and warrants that it is properly formed and in good standing in the state of Georgia and that it has and will continue to operate its business in a commercially reasonable manner, in accordance with industry standards.

Ingen represents and warrants that it will continue to use its best efforts to manufacture and sell its products using the OxyView(TM) technology for the length of time of this Agreement, or for as long as commercially viable (in the reasonable judgment of Ingen); whichever comes first. If and when sales are made, Ingen will dutifully collect and timely pay grantor's royalty as contained herein regardless of whether the royalty is due from sales of its products or as a result of a licensing agreement with another party. Ingen represents and warrants that it will take no conscious actions (or omissions) that will intentionally devalue the OxyView(TM) technology or any of the patents. Ingen agrees, subject to reasonable economic constraints and within Ingen's product sales territories or the United States (whichever area is greater), to defend the OxyView(TM) technology and the patents against infringement and other forms of illegal exploitation by others.

Ingen represents and warrants that it knows of no reason (economic, legal or otherwise) why it should not enter into this Agreement. Ingen does not represent or warrant that the terms of this Agreement are any more or less favorable to grantor than any other terms might have been and further, that Ingen accepts no responsibility for any potential legal, economic and/or tax ramifications of this Agreement to the grantor.

F. FURTHER REPRESENTATIONS AND WARRANTIES OF GRANTOR

1. The grantor has received and carefully reviewed, and is familiar with this Agreement and all material incorporated by reference herein, as well as all amendments and attachments delivered herewith. In evaluating the suitability of entering into this Agreement, the grantor has relied upon his own judgments, opinions and observations of Ingen based on his experience with Ingen over the last few years.

2. The grantor has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective entrance into this Agreement. Grantor represents and warrants that he is not aware of any reason (legal, financial or otherwise) why he should not enter into this Agreement.

3. The grantor has obtained, to the extent he deems necessary, his own personal professional advice with respect to the risks inherent in this Agreement, and the suitability of entering into this Agreement in light of his personal needs and requirements.

4. Especially with respect to the Ingen stock involved as a part of the purchase price, the grantor believes that entering into this Agreement is suitable for him based upon his investment objectives and financial needs, and the grantor has adequate means of providing for his current financial needs and personal contingencies and has no need for liquidity of investment with respect to the stock being transferred to him per this Agreement.

5. The grantor has been given access to full and complete information regarding the company and its founding principals, and has utilized such access to his satisfaction, or waived the opportunity to do so, for the purpose of asking questions and receiving answers concerning the terms and conditions of this Agreement, obtaining information in addition to, or verifying information included in, this Agreement, and obtaining any of the documents described herein. The grantor has either attended or been give reasonable opportunity to attend a meeting with representatives of the company for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of this Agreement and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided in this Agreement and to ascertain the current state of company operations and prospects.

6. The grantor recognizes that Ingen has a limited operating history, and that entry into this Agreement involves risk including, but not limited to, the risk of economic losses from operations of the company (and resulting inability of Ingen to manufacture and sell its products or pay the obligations contained herein).

7. With respect to the Ingen shares transferred hereby, the grantor realizes that (i) entry into this Agreement should be considered by him to be a long-term investment, (ii) He must bear the economic risk of investment for an indefinite period of time because this Agreement has not been registered under applicable securities laws, but rather is pursuant to exemptions therefrom and, therefore, his interest in the Ingen shares per this Agreement may not be sold unless subsequently registered under such securities laws or exempted from such registration, (iii) there is presently no public market for the Ingen shares (and none is expected), the grantor understands that he may not be able to liquidate his Ingen stock in the event of an emergency or pledge any of his interest in the Ingen stock as collateral or security for loans.

8. The grantor acknowledges that Ingen and its affiliates have not retained counsel to provide him with representation in connection with this Agreement. The grantor also acknowledges that he understands that (i) no counsel has undertaken any independent due diligence investigation of the facts and circumstances relating to this Agreement, and (ii) he must assume responsibility for his own due diligence investigation, and (iii) the protection afforded by a complete due diligence investigation of counsel is not present in this Agreement.

9. The grantor acknowledges that he understands the risk that insufficient operating funds and/or proceeds from product sales will be available to Ingen over time and there is no guarantee that Ingen will be able to maintain or increase its current level of operation and sales output; or remain in business during the life of this Agreement.

10. The grantor has been advised that this Agreement has not being registered under the Securities Act of 1933 or the relevant state securities law, and that the Ingen stock portion of this Agreement is being offered and sold pursuant to exemptions from such registrations, and that the company's reliance upon such exemptions is predicated partly on the grantor's representations to the company as contained herein. The grantor represents and warrants that this Agreement is being entered into for his own account and for investment (with regard to the Ingen stock) and without the intention of reselling or redistributing the Ingen shares, that he has made no agreement with others regarding this Agreement, and that his financial condition is such that it is not likely that it will be necessary to dispose his interest in the Ingen stock herein in the foreseeable future. The grantor further represents that he understands that he may not dispose of or transfer any of his interest in the Ingen shares, or otherwise, in this Agreement in any manner without first obtaining (i) an opinion of counsel satisfactory to the company that such proposed disposition or transfer lawfully may be made without the registration of this Agreement for such purpose pursuant to the Act, as then amended, and applicable state securities laws, as well as any internal documents or policies of the company, or (ii) such registrations (it being expressly understood that the company shall not have any obligations to register this Agreement for any purpose.)

11. The grantor represents and warrants that he is a bona fide resident of, and is domiciled in, the State of California and that his entry into this Agreement by him is in his name solely for his own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization, except specifically set forth elsewhere in this Agreement.

12. The grantor is informed of the significance to Ingen of the foregoing representations, and such representations are made with the intention that Ingen will rely on the same. The grantor shall indemnify and hold harmless Ingen, its officers, directors, managers and agents against any losses, claims, damages, or liabilities to which they, or any of them, may become subject insofar as such losses, claim, damages, or liabilities (or actions in respect thereof) arise from any misrepresentation or misstatement of facts or omission to represent or state facts made by the grantor to Ingen herein.

13. The grantor represents that he has obtained any necessary financial and/or tax planning assistance in evaluating his entrance into this Agreement.

14. Confidentiality. Grantor represents and warrants that he will hold this Agreement in confidence and in accordance with the following:

a. The provisions of this Agreement are confidential and private and are not to be disclosed to outside parties (except on a reasonable need to know basis only) without the written and express, advance consent of all parties hereto.

b. Grantor agrees and acknowledges that in his association with Ingen under this Agreement (and prior to), he may come into, or has such, possession or knowledge of confidential and/or proprietary information. Such confidential and/or proprietary information includes, but is not limited to:

information regarding agents, contractors, employees and all affiliates of which Ingen possesses an ownership interest of ten percent (10%) or greater; corporate and/or financial information and records of or any client, customer or associate of Ingen; customer information; client information; shareholder information; business contacts; investor leads and contacts; employee information; documents regarding Ingen's website and any product, business plan or presentation materials of Ingen.

Grantor represents and warrants to Ingen that he will not divulge confidential, proprietary information of Ingen or any of its subsidiaries to anyone or anything without the written and express, advance consent of Ingen, and further represents and warrants that he will not use any proprietary information of Ingen for his or anyone else's gain or advantage at any time during or after the term of this Agreement.

G. FORCE MAJEURE

Ingen is not responsible for any delay or financial loss regarding this Agreement caused by any unforeseen event(s), act(s) or omission(s) of others not within its control, including, but not limited to, labor stoppages or strikes, lack of access to locations, equipment or facilities, interruption or cessation of any public services or utilities, inclement weather, natural disasters, riots or civil disturbances, terrorism or harassment, acts of war or aggression, sickness, injury, death, incapacity, contractual disputes and adverse economic conditions.

H. LITIGATION, LEGAL MATTERS

Management has no information leading it to believe that litigation is imminent or planned by anyone with respect to Ingen, its securities or this Agreement.

I. ACCESS TO INFORMATION

Grantor has the right to request additional information relative to this private placement of securities and Agreement and Ingen, to the extent it can reasonably and affordably supply it, has the duty to supply the same in a timely manner.

J. MISCELLANEOUS LEGAL CONSIDERATIONS

1. Modifications and Amendments. The terms and conditions of this Agreement may be amended at any time and from time to time, in whole and in part, upon written agreement signed by a duly authorized officer of Ingen and grantor.

2. Expenses. Each party shall bear its own respective costs, fees and expenses associated with entering into and executing its duties under this Agreement.

3. Indemnification. Each party, if an offending party, agrees to indemnify and hold harmless the other party from any claim of damage of any party or non-party arising out of any act or omission of the offending party arising from this Agreement.

4. Notices. Any notice, request, proposal, statement or other communication required or permitted to be given hereunder shall be in writing and shall be deemed given when personally delivered or confirmed by facsimile or ten (10) days after mailed by certified mail, postage prepaid, to the parties at their respective addresses first set forth above or to such other address of which a party shall have theretofore notified the other by a notice given in accordance with this Paragraph 4., together with a courtesy copy to the receiving party's counsel, as follows:

IF TO INGEN:
Ingen Technologies, Inc.
285 E. County Line Road
Calimesa, CA 92320

IF TO GRANTOR:
Mr. Fritz McDermott
11619 Lennon Street
Yucaipa, CA 92399

5. Breach. In the event of a breach of this Agreement, the breaching party shall be notified by the other party by written notice within ten (10) days of reasonable discovery of the breach. Upon notice so given, the breach shall be corrected within fifteen (15) days. If the breach is not corrected within this period, the non-breaching party may take appropriate legal action consistent with the terms of this Agreement.

6. Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of Ingen and grantor and their respective successors, assigns and personal representatives. If Ingen shall at any time be merged or consolidated into or with any other corporation or the company's capital ownership units or substantially all of its assets are transferred to another entity, the provisions of this Agreement shall be binding upon and inure to the benefit of grantor and the entity resulting from such merger or consolidation or to which such capital ownership units or assets shall be transferred, and this provision shall apply in the event of any subsequent merger, consolidation or transfer.

7. Entire Agreement. This Agreement is the full and complete, integrated agreement of the parties, merging and superceding all previous written and/or oral agreements and representations between the parties, and is amendable as provided for above. This Agreement shall be interpreted as if the parties participated equally in its drafting.

8. Governing Law. This Agreement shall be governed by the laws of the State of California applicable to contracts made to be performed entirely therein, and each party agrees to submit to the personal jurisdiction of any Court of competent jurisdiction in San Bernardino County and to all the rules and orders of such Court, and the laws of the State of California.

9. Waiver. Any waiver by either party of any provision of this Agreement or any right hereunder shall not be deemed a continuing waiver and shall not prevent or stop such party from thereafter enforcing such provision, and the failure of either party to insist in any one or more instances upon the strict performance of any of the provisions of this Agreement by the other party shall not be construed as a waiver or relinquishment for the future performance of any such term or provision, but the same shall continue in full force and effect.

10. Enforcement. If the parties cannot settle any dispute arising out of or relating to this Agreement, or the breach thereof, in a reasonable and timely fashion, and a mediation session has failed, either party may file for binding arbitration within San Bernardino County, California. Arbitration shall be governed by the rules of the American Arbitration Association and judgment upon the award may be entered in any Court within San Bernardino County having jurisdiction thereof. However, the parties agree to reserve the right to obtain a preliminary injunction from a court of competent jurisdiction if necessary in the event of a material breach arising from this Agreement.

11. Headings. The headings in this Agreement are solely for convenience of reference and shall not affect its interpretation.

12. Possible Invalidity. In case any provision of this Agreement should be held to be contrary to, or invalid under, the law of any country, state or other jurisdiction, such illegality or invalidity shall not affect in any way any of the other provisions hereof, this Agreement in such event to be construed as though the offending provision had been deleted or modified in such a manner as to make it enforceable to the maximum extent possible to reflect the parties' intent hereunder, and all of the provisions hereof nevertheless shall continue unmodified and in full force and effect in any country, state or jurisdiction in which such provisions are legal and valid.

13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile signatures shall be considered as valid and binding as original signatures.

14. Independent Covenants: Each of the respective rights and obligations of the parties hereunder shall be deemed independent and may be enforced independently irrespective of any of the other rights and obligations set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed (before a Notary Public) this Agreement, consisting of ten (10) pages, on the date first written above.

                - signed -                            - signed -
     --------------------------------     --------------------------------
     Ingen Technologies, Inc.             GRANTOR
     By: Scott R. Sand, CEO